                               OBJECTSHARE, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                    PRO FORMA
                                                                   ADJUSTMENTS
                                                                    FOR THE
                                                                   DISPOSITION
                                                                  OF THE PARTS
                                                     HISTORICAL     FOR JAVA         PRO FORMA
                                                     OBJECTSHARE    BUSINESS        OBJECTSHARE
                                                     -----------  -------------     -----------
ASSETS
Current assets:
     Cash and cash equivalents                         $  1,638      $   725 (a)     $  2,363
     Accounts receivable, net                             3,164                         3,164
     Inventories                                             65                            65
     Prepaid expenses and other current assets              352                           352
                                                       --------      -------         --------
         Total current assets                             5,219          725            5,944
Property and equipment, net                                 877          (47)(b)          830
Other assets                                                884                           884
                                                       --------      -------         --------
         Total assets                                  $  6,980      $   678         $  7,658
                                                       ========      =======         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                  $    778                      $    778
     Accrued compensation and related expenses              769          (85)(c)          684
     Other accrued liabilities                              713                           713
     Deferred revenue                                     2,096                         2,096
     Accrued restructuring costs                             21                            21
                                                       --------      -------         --------
         Total current liabilities                        4,377          (85)           4,292
Commitments and contingencies
Stockholders' equity:
    Common stock                                             12                            12
    Additional paid-in capital                           50,113                        50,113
    Accumulated deficit                                 (47,372)         763          (46,609)
    Accumulated other comprehensive loss                   (150)                         (150)
                                                       --------      -------         --------
     Total stockholders' equity                           2,603          763            3,366
                                                       --------      -------         --------
         Total liabilities and stockholders' equity    $  6,980      $   678         $  7,658
                                                       ========      =======         ========



(a) Represents cash received on the sale

(b) Property and equipment transferred to Seagull.

(c) Liabilities assumed by Seagull; this amount represents accrued vacation at December 31, 1998 for the employees in the Parts for Java Business. During the period from December 31, 1998 to April 8, 1999 liabilities assumed increased to $96,000.

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                                                                      EXHIBIT 99


                                OBJECTSHARE, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE TWELVE MONTHS AND NINE MONTHS ENDED
                      MARCH 31, 1998 AND DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        PRO FORMA                                       PRO FORMA
                                                       ADJUSTMENTS                                     ADJUSTMENTS
                                        HISTORICAL       FOR THE         PRO FORMA      HISTORICAL       FOR THE         PRO FORMA
                                        OBJECTSHARE    DISPOSITION      OBJECTSHARE     OBJECTSHARE    DISPOSITION      OBJECTSHARE
                                       TWELVE MONTHS   OF THE PARTS    TWELVE MONTHS    NINE MONTHS    OF THE PARTS     NINE MONTHS
                                           ENDED         FOR JAVA          ENDED          ENDED          FOR JAVA          ENDED
                                          3/31/98        BUSINESS         3/31/98        12/31/98        BUSINESS         12/31/98
                                        -----------    ------------     -----------     -----------    -------------    -----------
Net revenues:
    Service                              $ 12,068                          $ 12,068      $  7,958                         $  7,958
    License                                 8,172            (168)(a)         8,004         3,630            (251)(a)        3,379
                                         --------        --------          --------      --------        --------         --------
Total net revenues                         20,240            (168)           20,072        11,588            (251)          11,337

Cost of net revenues:
    Service                                 7,569                             7,569         4,180                            4,180
    License                                 1,626             (13)(a)         1,613           762             (94)(a)          668
                                         --------        --------          --------      --------        --------         --------
Total cost of net revenues                  9,195             (13)            9,182         4,942             (94)           4,848
                                         --------        --------          --------      --------        --------         --------
Gross profit                               11,045            (155)           10,890         6,646            (157)           6,489

Operating expenses:
    Sales and marketing                     7,684            (157)(a)         7,527         4,592            (210)(a)        4,382
    Research and development                4,648          (1,714)(a)         2,934         2,881            (954)(a)        1,927
    General and administrative              3,956                             3,956         1,998                            1,998
    Restructuring costs                     2,621                             2,621          (166)                            (166)
                                         --------        --------          --------      --------        --------         --------
Total operating expenses                   18,909          (1,871)           17,038         9,305          (1,164)           8,141
                                         --------        --------          --------      --------        --------         --------
Loss  from operations                      (7,864)          1,716            (6,148)       (2,659)          1,007           (1,652)
Interest income and other, net                313                               313           256                              256
                                         --------        --------          --------      --------        --------         --------
Loss before provision for income taxes     (7,551)          1,716            (5,835)       (2,403)          1,007           (1,396)
Provision/ (benefit) for income taxes          31                                31           (29)                             (29)
                                         --------        --------          --------      --------        --------         --------
Net loss                                 $ (7,582)       $  1,716          $ (5,866)     $ (2,374)       $  1,007         $ (1,367)
                                         ========        ========          ========      ========        ========         ========

Basic and diluted net loss per share     $  (0.63)                         $  (0.49)     $  (0.19)                        $  (0.28)
                                         ========                          ========      ========                         ========

Shares used in computing basic and
 diluted net loss per share                12,022                            12,022        12,289                           12,289
                                         ========                          ========      ========                         ========

(a) To eliminate revenues, cost of revenues, and related sales and marketing, and research and development expenses that are directly related to the business disposed of.